As filed with the Securities and Exchange Commission on June 13, 2012

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No. ☐ Post-Effective Amendment No.

ADVISORSHARES TRUST

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave, N.W.

Washington, D.C. 20004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of Meidell Tactical Advantage ETF (NYSE Arca: MATH).

It is proposed that this filing will become effective on July 14, 2012 pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Notice of Special Meeting of Shareholders of the Dent Tactical ETF

2.	Questions and Answers for Shareholders of the Dent Tactical ETF

3.	Combined Prospectus and Proxy Statement regarding the proposed reorganization of the Dent Tactical ETF into the Meidell Tactical Advantage ETF

4.	Exhibit A to the Combined Prospectus and Proxy Statement — Agreement and Plan of Reorganization

5.	Statement of Additional Information regarding the proposed reorganization of the Dent Tactical ETF into the Meidell Tactical Advantage ETF

6.	Exhibit A to the Statement of Additional Information — Pro Forma Financial Statements

7.	Part C Information

8.	Exhibits

ADVISORSHARES TRUST

Dent Tactical ETF

(NYSE Arca: DENT)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON __________, 2012

TO SHAREHOLDERS OF THE DENT TACTICAL ETF: A special meeting of shareholders (the “Special Meeting”) of the Dent Tactical ETF (the “Acquired Fund”) will be held at the offices of AdvisorShares Trust, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814 at [10]:00 a.m. Eastern Time, on _______, 2012 for the following purposes:

1.	To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund to the Meidell Tactical Advantage ETF (the “Acquiring Fund”), each, a separate series of AdvisorShares Trust, in exchange for Shares of the Acquiring Fund, (b) the pro rata distribution of Shares of the Acquiring Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund, and (c) the liquidation and termination of the Acquired Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Proposal 1 is described in the attached Combined Prospectus and Proxy Statement.

The Board of Trustees of the Acquired Fund unanimously recommends that you vote in favor of Proposal 1.

The Board of Trustees of the Acquired Fund has fixed _______________, 2012 as the record date for determination of shareholders entitled to vote at the Special Meeting.

By Order of the Board of Trustees,

/s/
Noah Hamman
President and Chief Executive Officer
AdvisorShares Trust

___________ , 2012

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. YOU MAY ALSO CAST YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE ACQUIRED FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

ADVISORSHARES TRUST

Dent Tactical ETF

______________ , 2012

Questions & Answers

The following questions and answers provide an overview of the proposal to reorganize the Dent Tactical ETF (the “Acquired Fund”), a separate series of AdvisorShares Trust (the “Trust”), into the Meidell Tactical Advantage ETF (the “Acquiring Fund”), also a separate series of the Trust (the “Reorganization”). We encourage you to read the full text of the Combined Prospectus and Proxy Statement that follows.

Q: What are the Acquired Fund’s shareholders being asked to vote on?

A: Shareholders of the Acquired Fund are being asked to consider and approve a proposal to reorganize the Acquired Fund into the Acquiring Fund. The Acquired Fund’s shareholders will vote on an Agreement and Plan of Reorganization (the “Plan”), a form of which is included as Exhibit A.

Q: Do the Funds have similar investment objectives and principal strategies?

A: The Funds have similar investment objectives. The Acquired Fund seeks to provide long-term growth of capital. The Acquiring Fund seeks to provide long-term capital appreciation with a secondary emphasis on capital preservation. The Funds’ principal investment strategies also are similar in several important respects. Each Fund is an actively managed ETF and structured as a “fund of funds.” Thus, each Fund seeks to achieve its investment objective by investing primarily in other exchange-traded funds (the “Underlying ETFs”) and exchange-traded products (“ETPs”), including but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts and exchange-traded commodities pools. In addition, each Fund is managed utilizing a tactical asset allocation strategy with a global focus. The differences between the Funds’ investment objectives, principal investment strategies, and principal risks are discussed in greater detail in the Combined Prospectus and Proxy Statement.

Q: Are there differences in the management of the Funds?

A: There are no differences in the management of the Funds. Each Fund is advised by AdvisorShares Investments, LLC (the “Advisor”) and sub-advised by American Wealth Management (the “Sub-Advisor”), which assumed responsibility for the day-to-day management of the Acquired Fund effective June 2, 2012 upon the resignation of the Acquired Fund’s former investment sub-adviser, H.S. Dent Investment Management, LLC. In addition, the same portfolio manager is primarily responsible for the day-to-day management of each Fund. Each Fund is also a separate series of the Trust. As a result, the Funds share a Board of Trustees (the “Board”), which is responsible for the supervision of the management and affairs of the Funds and the Trust.

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Q: How will the Reorganization affect Fund fees and expenses?

A: The Reorganization is expected to result in lower fees and expenses for Acquired Fund shareholders. Assuming the Reorganization occurs on or after _________, 2012 (the “Closing Date”), the Acquiring Fund would have “Total Annual Fund Operating Expenses After Fee Waiver” that are expected to be lower than those of the Acquired Fund prior to the Reorganization.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q: What is the anticipated timing of the Reorganization?

A: The special meeting of shareholders of the Acquired Fund (the “Special Meeting”) to consider the proposed Reorganization is scheduled to occur on _________, 2012. If all necessary approvals are obtained, the proposed Reorganization will take place at the close of business on or after the Closing Date.

Q: What will happen to my investment in the Dent Tactical ETF if the proposed Reorganization is approved?

A: If the Reorganization is approved, you will become a shareholder of the Acquiring Fund on or after the Closing Date, and will no longer be a shareholder of the Acquired Fund. You will receive shares of the Acquiring Fund with a value equal to the value of your current investment in the Acquired Fund as of 4:00 p.m., Eastern Time on the Closing Date (the “Effective Time”). Following the distribution of Acquiring Fund shares, the Acquired Fund will cease operations and be dissolved.

If the Reorganization is approved by shareholders of the Acquired Fund, Acquired Fund shareholders who do not wish to have their shares exchanged for shares of the Acquiring Fund as part of the Reorganization should sell or exchange their shares prior to the consummation of the Reorganization. If you sell or exchange your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for the shares, unless you are a tax-exempt investor. If you sell your shares, you also will incur customary brokerage commissions.

As noted above, the Acquired Fund and the Acquiring Fund are part of the same family of funds (the “AdvisorShares ETFs”) managed by the Advisor. If the Reorganization is consummated, shareholders of the former Acquired Fund will continue to enjoy, as shareholders of the Acquiring Fund, the same quality of management and support services as they enjoyed as shareholders of the Acquired Fund.

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Q: What happens if the Reorganization is not approved?

A: If shareholders of the Acquired Fund do not approve the Reorganization, the Reorganization will not take effect and the Acquired Fund’s Board will determine what, if any, additional action should be taken with respect to the Acquired Fund. Such action may include the liquidation of the Acquired Fund.

Q: How does the Board recommend I vote?

A: The Board of the Acquired Fund and the Acquiring Fund, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”) recommends that you vote FOR the proposed Reorganization. After considering, among other factors, the terms and conditions of the proposed Reorganization, the Board believes that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of each Fund and its shareholders. In reaching this conclusion, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund offers potential benefits to the shareholders of each Fund and will not dilute the interests of the shareholders of either Fund.

Q: Who will pay the expenses of the proposed Reorganization?

A: The Advisor and the Sub-Advisor and not the Acquired Fund or the Acquiring Fund, will pay the expenses (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the proposed Reorganization. Any brokerage expense incurred by the Acquired Fund prior to the Reorganization will be paid for by the Acquired Fund and its shareholders.

Q: Who will receive the Combined Prospectus and Proxy Statement?

A: The Combined Prospectus and Proxy Statement has been mailed to all shareholders that held shares of record of the Acquired Fund on ________, 2012 (the “Record Date”), and accordingly have the right to vote on the proposed Reorganization. Please note that, in some cases, record ownership of and/or voting authority over Acquired Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the Combined Prospectus and Proxy Statement.

Q: What are the costs and federal tax implications to shareholders in connection with the proposed Reorganization?

A: All fees and expenses (except for brokerage expenses incurred by the Acquired Fund in connection with the purchase or disposition of portfolio securities prior to the Reorganization) incurred directly in connection with the consummation of the proposed Reorganization and the transactions contemplated by the Plan will be borne by the Advisor, without regard to whether the Reorganization is consummated. Any brokerage expenses associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund and its shareholders. Such brokerage expenses are expected to be minimal.

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The Reorganization is intended to be a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will receive an opinion from Morgan, Lewis & Bockius, LLP, counsel to the Funds, to that effect. Immediately prior to the Reorganization, the Acquired Fund will declare and pay a final distribution to the Acquired Fund’s shareholders of all of the Acquired Fund’s investment company taxable income for taxable years ending on or before the closing of the Reorganization and all of the Acquired Fund’s net capital gain, if any, recognized in those years. The sale of securities by the Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the final distribution to shareholders that the Acquired Fund makes prior to the Reorganization.

Q: Whom do I contact if I have questions?

A: For questions about the Reorganization, the Combined Prospectus and Proxy Statement or about how to vote your shares, please contact the Trust at 1.877.THE.ETF1. Representatives are available to take your call Monday through Friday, 9 a.m. to 5 p.m., Eastern Time.

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COMBINED PROSPECTUS AND PROXY STATEMENT

___________ , 2012

Acquisition of the assets and stated liabilities of the

DENT TACTICAL ETF,

a series of ADVISORSHARES TRUST

(NYSE Arca Ticker: DENT)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

By and in exchange for shares of the

Meidell Tactical Advantage ETF,

a series of ADVISORSHARES TRUST

(NYSE Arca Ticker: MATH)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

This Combined Prospectus and Proxy Statement describes the proposed reorganization (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Dent Tactical ETF, a separate series of AdvisorShares Trust (the “Trust”) into the Meidell Tactical Advantage ETF, also a separate series of the Trust. Under the Plan, the Dent Tactical ETF would transfer all of its assets and stated liabilities to the Meidell Tactical Advantage ETF in exchange for shares of the Meidell Tactical Advantage ETF. To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Plan is included in this Combined Prospectus and Proxy Statement as Exhibit A.

In this Combined Prospectus and Proxy Statement, the Meidell Tactical Advantage ETF is referred to as the “Acquiring Fund” and the Dent Tactical ETF is referred to as the “Acquired Fund.” The Acquired Fund and Acquiring Fund also may be collectively referred to as the “Funds,” or individually as a “Fund.” The Acquired Fund and the Acquiring Fund are both registered open-end management investment companies. If the proposed Reorganization is approved, the Acquired Fund will receive shares of the Acquiring Fund in exchange for the transfer of its assets to the Acquiring Fund. Shares of the Acquiring Fund will then be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund. As a result of the Reorganization, each owner of shares of the Acquired Fund will become the owner of shares of the Acquiring Fund having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund at the close of business on ________, 2012 or such other date as agreed upon in writing by the Acquired Fund and the Acquiring Fund (the “Closing Date”).

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This Combined Prospectus and Proxy Statement sets forth concisely the information about the Acquired Fund and the Acquiring Fund that a prospective investor should know before voting on the proposed Reorganization and investing in the Acquiring Fund, and should be retained for future reference.

The following documents containing additional information about the Acquiring Fund and the Acquired Fund, each having been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated by reference into and, thus, legally considered to be part of this Combined Prospectus and Proxy Statement:

• the Statement of Additional Information dated __________, 2012 (the “Reorganization SAI”), relating to this Combined Prospectus and Proxy Statement;

• the Prospectus relating to the Acquiring Fund, dated June 6, 2011, (the “Acquiring Fund Prospectus”);

• the Statement of Additional Information relating to the Acquiring Fund, dated June 6, 2011 (the “Acquiring Fund SAI”) as filed with the SEC on June 6, 2011 (SEC Accession No. 0001144204-11-034119);

• the Statement of Additional Information relating to the Acquired Fund, dated October 28, 2011, as supplemented (the “Acquired Fund SAI”) as filed with the SEC on October 28, 2011 (SEC Accession No. 0001144204-11-060107);

• the Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal year ended June 30, 2011 as filed with the SEC on September 8, 2011 (SEC Accession No. 0001144204-11-051819); and

• the Semi-Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal period ended December 31, 2011 as filed with the SEC on March 7, 2012 (SEC Accession No. 0001144204-12-013452).

Copies of these materials and other information about the Acquired Fund and the Acquiring Fund may be obtained without charge by writing or by calling the Acquiring Fund or the Acquired Fund at the addresses and telephone numbers shown on the previous page. Shareholders also may request the Prospectus relating to the Acquired Fund, October 28, 2011, as supplemented from time to time (the “Acquired Fund Prospectus”) as filed with the SEC on October 28, 2011 without charge by writing or by calling the Trust at the address and telephone number shown on the previous page.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

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The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or passes upon the accuracy or adequacy of this Combined Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Prospectus and Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

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TABLE OF CONTENTS

SUMMARY	6

Reasons for the Proposed Reorganization	6

The Reorganization	7

Comparison of the Fees and Expenses of the Acquired Fund and the Acquiring Fund	7

Comparison of Investment Objectives and Policies of the Acquired Fund and Acquiring Fund	9

Comparison of the Service Providers of the Acquired Fund and Acquiring Fund	10

Federal Income Tax Consequences	10

Voting Information	11

PRINCIPAL RISK FACTORS	12

Comparison of the Principal Risks Associated with Investments in the Acquired Fund and Acquiring Fund	12

INFORMATION ABOUT THE REORGANIZATION	17

Reasons for the Proposed Reorganization	17

Description of the Agreement and Plan of Reorganization	19

Description of Each Fund’s Share Capitalization	20

Federal Income Tax Consequences	21

Comparative Information on Shareholders’ Rights	23

INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	23

Acquired Fund and Acquiring Fund Investment Objectives and Principal Investment Strategies	23

Acquiring Fund and Acquired Fund Fundamental Investment Limitations	26

Performance Information	27

Acquiring Fund and Acquired Fund Financial Highlights	28

Information About the Advisor, Sub-Advisor and Investment Advisory Arrangements	28

Other Service Providers	31

Distribution Arrangements	31

Purchase, Sale and Valuation of Shares	32

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policy	33

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	35

Voting and Solicitation Information	35

Quorum and Proxies	36

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Share Ownership of the Funds	36

Other Matters	37

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B - 5% SHAREHOLDERS OF THE ACQUIRING FUND AND THE ACQUIRED FUND	B-1

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Prospectus and Proxy Statement, or incorporated herein by reference into this Combined Prospectus and Proxy Statement. For more complete information about the Acquiring Fund, please read the Acquiring Fund Prospectus, which accompanies this Combined Prospectus and Proxy Statement. You may request a free copy of the Reorganization SAI, dated _______, 2012, which is incorporated herein by reference, or other documents relating to the Trust without charge by calling 1.877.THE.ETF1 or by writing to the Trust, at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814.

Each Fund is an open-end management investment company registered with the SEC and a diversified fund. Each Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. The shares of each Fund are listed on NYSE Arca (the “Exchange”). Individual shares of each Fund may only be purchased and sold in secondary market transactions through brokers. As discussed in more detail below, each Fund seeks to achieve its investment objective by investing primarily in other exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”). Each Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Additional information about the Funds’ investment objectives and principal investment strategies is included below.

Reasons for the Proposed Reorganization

At a meeting held on May 21, 2012, AdvisorShares Investments, LLC (the “Advisor”), the investment adviser to both the Acquired Fund and Acquiring Fund, presented its reasoning for the proposed Reorganization of the Acquired Fund into the Acquiring Fund. Among the reasons provided, and the factors discussed, were: (i) the long-term viability of the Acquired Fund due to its declining asset size; (ii) the Acquired Fund’s and Acquiring Fund’s similar investment objectives and investment methodologies; (iii) the Acquiring Fund’s outperformance of the Acquired Fund; (iv) the lesser total operating expenses of the Acquiring Fund, after taking into account the contractual fee waiver and/or expense reimbursement applicable to be Acquiring Fund; and (v) the fact that shareholders of the Acquired Fund will continue to enjoy the same services and benefits provided to them as shareholders of the Acquiring Fund.

After considering the Advisor’s presentation, the Board of Trustees of the Acquired Fund and the Acquiring Fund (the “Board”), including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) determined that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of each Fund and its shareholders. In reaching this conclusion, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund offers potential benefits to the shareholders of each Fund and will not dilute the interests of the current shareholders of either Fund. The Board, therefore, unanimously recommends that you vote for the approval of the Reorganization.

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The Reorganization

The Plan governs the Reorganization and provides that the Acquiring Fund would acquire all of the assets and stated liabilities of the Acquired Fund in exchange for shares of the of the Acquiring Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund. The Acquired Fund would then distribute on a pro rata basis the Acquiring Fund shares to its shareholders in complete liquidation and termination of the Acquired Fund. The Reorganization is subject to a number of conditions, including the approval of the Acquired Fund’s shareholders. The Trust also may agree to terminate or abandon the Reorganization at any time before, or to the extent permitted by law, after the approval of shareholders.

As a result of the Reorganization, the Acquired Fund’s shareholders will become shareholders of the Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares having a total dollar value equal to the total dollar value of the shares of the Acquired Fund that the shareholder held immediately before the Reorganization. If approved, the Reorganization is expected to occur on or after the Closing Date. The exchange of Acquired Fund shares for Acquiring Fund shares in the Reorganization is expected to be tax-free for federal income tax purposes and Acquired Fund shareholders will not pay any sales charge or sales load on the exchange. The Advisor also has agreed to bear all customary expenses (except brokerage expenses incurred by the Acquired Fund prior to the Reorganization) of the Reorganization. Therefore, neither of the Funds, or their respective shareholders, is expected to bear those expenses. The Funds, however, ordinarily bear certain expenses such as brokerage commissions (including those incurred by the Acquired Fund prior to the Reorganization) and other transaction charges, as well as interest on borrowed money, and will bear these expenses and any extraordinary expenses that may be associated with the Reorganization.

Both the Acquiring Fund’s and the Acquired Fund’s portfolio holdings are largely short-term holdings. The Acquired Fund, however, may need to dispose of certain portfolio investments to satisfy its distribution requirements prior to the Reorganization that could result in the Advisor selling such portfolio investments at a disadvantageous time.

For more information about the Reorganization, see “Information About the Reorganization.”

Comparison of the Fees and Expenses of the Acquired Fund and the Acquiring Fund

Like all mutual funds, the Acquired Fund and the Acquiring Fund incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. The Acquiring Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” ratio is lower than that of the Acquired Fund. The difference in expense ratios is due primarily to the Acquiring Fund’s contractual fees and expenses cap, which is 1.35% compared to the Acquiring Fund’s fees and expenses cap of 1.50%. The Advisor’s contractual expense limitation arrangement is discussed in more detail below. Aside from the Acquiring Fund’s lower “Acquired Fund Fees and Expenses” ratio, the Acquiring Fund’s other fees and expenses are generally higher than those of the Acquired Fund. In particular, the Acquiring Fund’s “Management Fee” is 1.20% compared to the Acquired Fund’s “Management Fee” of 0.95%.

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The Advisor has contractually agreed to limit the net expenses of both the Acquired Fund and the Acquiring Fund. However, under the terms of its Expense Limitation Agreement with the Advisor, the Acquiring Fund benefits from a lower expense cap than does the Acquired Fund. The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep the net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund from exceeding 1.35% of the Fund’s average daily net assets for at least a year from the date of this Combined Prospectus and Proxy Statement. In contrast, the terms of the Acquired Fund’s Expense Limitation Agreement with the Advisor provide for an expense cap of 1.50%. The Funds’ Expense Limitation Agreements are limited to each Fund’s direct operating expenses and, therefore, do not apply to “Acquired Fund Fees and Expenses.” Each Fund’s Expense Limitation Agreement (i) may be terminated at any time by the Board of Trustees, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. Had these expense limitations not been in place, each Fund’s “Total Annual Operating Expenses” would have been higher.

Comparative Fee Table

The table below describes (1) the fees and expenses of the Acquired Fund for the twelve month period ended December 31, 2011; (2) the fees and expenses of the Acquiring Fund for the twelve month period ended December 31, 2011; and (3) the pro forma fees and expenses of the Acquiring Fund, after giving effect to the Reorganization based on pro forma net assets for the twelve month period ended December 31, 2011.

Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma Combined
SHAREHOLDER FEES (fees paid directly from your investment)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	1.20%	1.20%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses*	1.03%	5.57%	0.68%
Acquired Fund Fees and Expenses**	0.57%	0.34%	0.54%
Total Annual Fund Operating Expenses***	2.55%	7.11%	2.42%
Fee Waiver and/or Expense Reimbursement****	0.48%	5.42%	0.53%
Total Annual Fund Operating Expenses After Fee Waiver****	2.07%	1.69%	1.89%

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*Because the Acquiring Fund is new, the Acquiring Fund’s “Other Expenses” are based on estimated amounts for the current fiscal year.

**As a shareholder in certain Underlying ETFs (the “Acquired Funds”), each of the Acquired Fund and the Acquiring Fund will indirectly bear its proportionate share of the fees and expenses of the Underlying ETFs. For the Acquiring Fund, “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products (“ETPs”) that are not investment companies in which the Fund invests, including exchange-traded notes (“ETNs”) and certain exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940.

***The “Total Annual Fund Operating Expenses” in this fee table may not correlate to the expense ratios in the Funds’ financial highlights (and the Funds’ financial statements) because the financial highlights include only the Funds’ direct operating expenses and do not include “Acquired Fund Fees and Expenses”.

****The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50% of the Acquired Fund’s and 1.35% of the Acquiring Fund’s average daily net assets for at least a year from the date of this Combined Prospectus and Proxy Statement. The expense limitation agreement (i) may be terminated at any time by the Board of Trustees, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Acquired Fund and the Acquiring Fund. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of either Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses as shown in the Comparative Fee Table above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma Combined
1 Year	$210	$172	$192
3 Years	$748	$1,610	$704
5 Years	$1,313	$2,988	$1,243
10 Years	$2,850	$6,186	$2,716

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Comparison of Investment Objectives and Policies of the Acquired Fund and Acquiring Fund

The Acquired Fund seeks to provide long-term growth of capital. The Acquiring Fund seeks to provide long-term capital appreciation with a secondary emphasis on capital preservation. Each Fund is considered a “fund of funds” and seeks to achieve its investment objective by investing primarily in other ETFs (the “Underlying ETFs”). The primary difference between the Acquired Fund’s and the Acquiring Fund’s principal investment strategies is the proprietary selection criteria and process used by each Fund’s sub-adviser. This difference has diminished with American Wealth Management’s assumption of the Acquired Fund’s day-to-day management responsibilities upon the resignation of the Acquired Fund’s former investment sub-adviser, H.S. Dent Investment Management, LLC on June 2, 2012.

With the exception of the fact that the Acquired Fund has greater flexibility to invest financial futures, options warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities, the Acquired Fund’s fundamental investment policies are substantially similar to those of the Acquiring Fund. For a detailed discussion of the similarities and differences between the Funds’ investment objectives, principal investment strategies, policies and fundamental investment restrictions, see “Information about the Acquired Fund and the Acquiring Fund – Comparison of the Investment Objectives and Principal Investment Strategies” and “Comparison of Fundamental Investment Limitations” and the Acquiring Fund Prospectus which accompany this Combined Prospectus and Proxy Statement.

Comparison of the Service Providers of the Acquired Fund and Acquiring Fund

The Acquired Fund and Acquiring Fund are managed by the same investment adviser and the same investment sub-adviser. The Funds share the same administrator, distributor, transfer agent and other service providers, and receive the same level of services from each service provider. For a discussion of the service providers to the Acquired Fund and the Acquiring Fund, see “Information About the Acquired Fund and the Acquiring Fund – Information on Investment Advisory Arrangements and Other Service Providers” and the Acquiring Fund Prospectus which accompanies this Combined Prospectus and Proxy Statement.

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Acquired Fund and the Acquiring Fund should not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will receive an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service or any court and, thus, does not preclude the Internal Revenue Service from asserting, or a court from rendering, a contrary position. The sale of securities prior to the Reorganization could result in the Acquired Fund realizing gains or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transaction costs that would be borne by the Acquired Fund and its shareholders. Any such expenses are expected to be minimal.

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With respect to any of the portfolio assets of the Acquired Fund that are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Acquired Fund’s taxable year) by the Acquired Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any gains will be distributed to the Acquired Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale) (after taking into consideration loss carryforward, and such distributions will be taxable to shareholders.

Since its inception, each of the Acquired Fund and the Acquiring Fund believes it has qualified as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Acquired Fund and the Acquiring Fund each believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Acquired Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

Voting Information

The Acquired Fund Trustees are furnishing this Combined Prospectus and Proxy Statement in connection with the solicitation of proxies. Only shareholders of record at the close of business on ________, 2012 (the “Record Date”), will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the special meeting of shareholders and voting in person. For additional information, see “About the Proxy Solicitation and the Special Meeting” below.

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PRINCIPAL RISK FACTORS

Comparison of the Principal Risks Associated with Investments in the Acquired Fund and Acquiring Fund

The Acquired Fund and the Acquiring Fund generally are subject to the same principal risk factors. However, there are certain risks that are associated with only the Acquired Fund or the Acquiring Fund as they relate to the types of Underlying ETFs or ETPs in which the Acquiring Fund or the Acquired Fund invest. The table below sets forth a summary of the principal risk factors that are common to both Funds, as well those that are specific to either the Acquired Fund or the Acquiring Fund.

Principal Risks Specific to the Acquiring Fund
Underlying Fund Investment Risk – Growth and Value Investing Risks

Through its investments in the Underlying ETFs and ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ and ETPs’ investments, including the possibility that the value of the securities held by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying ETF or ETP allocation.

•      “Growth” Investing Risk. An Underlying ETF or ETP may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

•      “Value” Investing Risk. Because it may invest in value stocks, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Principal Risks Common to Both the Acquiring Fund and the Acquired Fund
Allocation Risk	The selection of the Underlying ETFs and ETPs, and the allocation of the Underlying ETFs’ and ETPs’ assets among the various market segments, may cause the Fund to underperform other funds with a similar investment objective. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.
Early Closing Risk	An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

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Principal Risks Common to Both the Acquiring Fund and the Acquired Fund
Exchange-Traded Investments Risk	The Fund may invest in ETFs and ETPs. While the risks of owning shares of an ETP or ETF generally reflect the risks of owning the underlying investments of the ETP or ETF lack of liquidity in an ETP or ETF can result in its value being more volatile than the underlying portfolio investments.
Liquidity Risk	Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, the Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the Fund
Market Risk	Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.
Trading Risk	Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.
Underlying Fund Investment Risk

Through its investments in the Underlying ETFs and ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ and ETPs’ investments, including the possibility that the value of the securities held by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying ETF or ETP allocation.

•      Commodities Risk. Because certain Underlying ETFs and ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities will have a disproportionate impact on such Underlying ETFs and ETPs. An Underlying ETF’s or ETP’s investment in commodities or commodity-linked derivative instruments may subject the ETF or ETP (and indirectly the Fund) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•      Concentration Risk. An Underlying ETF or ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector. When an Underlying ETF or ETP is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

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Principal Risks Common to Both the Acquiring Fund and the Acquired Fund

•      Credit Risk. Certain of the Underlying ETFs and ETPs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the Underlying ETF’s or ETP’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

•      Emerging Markets Risk. There is an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in, or an ETN’s exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•      Equity Risk. The prices of equity securities in which an Underlying ETF or ETP invests or is exposed to rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•      Fixed Income Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF or ETP to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

•      Foreign Currency Risk. Currency movements may negatively impact the value of an Underlying ETF or ETP portfolio security even when there is no change in the value of the security in the issuer’s home country. Certain Underlying ETFs and ETPs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs and ETPs may if there is extreme volatility in currency exchange rates.

•      Foreign Securities Risk. An Underlying ETF’s or ETP’s investments in securities of foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

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Principal Risks Common to Both the Acquiring Fund and the Acquired Fund

•      High Yield Risk. An Underlying ETF or ETP may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.

•      Income Risk. An Underlying ETF or ETP may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an Underlying ETF’s or ETP’s income producing investments may decline which then may adversely affect the Fund’s value.

•      Interest Rate Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF or ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

•      Investment Risk. An investment in an Underlying ETF or ETP is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an Underlying ETF or ETP will be able to achieve its objective.

•      Large-Cap Risk. An Underlying ETF or ETP may invest in large-cap companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

•      Mid-Cap Risk. An Underlying ETF or ETP may invest in mid-cap companies. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

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Principal Risks Common to Both the Acquiring Fund and the Acquired Fund
• Small Cap Risk. An Underlying ETF or ETP may invest in small-cap companies. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Underlying ETF’s or ETP’s performance could be reduced.

Principal Risks Specific to the Acquired Fund
Portfolio Turnover Risk	The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.
Underlying Fund Investment Risk - REITs

Through its investments in the Underlying ETFs and ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ and ETPs’ investments, including the possibility that the value of the securities held by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying ETF or ETP allocation.

•      Real Estate Investment Trusts (“REITs”) Risk. Certain of the Underlying ETFs invest in REITs. An Underlying ETF’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

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INFORMATION ABOUT THE REORGANIZATION

Reasons for the Proposed Reorganization

Prior to the May 21, 2012 Meeting of the Trust’s Board, the former sub-adviser to the Acquired Fund, H.S. Dent Investment Management, LLC, informed the Advisor of its intent to resign as sub-adviser effective at the end of its current two-year sub-advisory term, which expired on June 2, 2012. In considering alternatives, including the liquidation of the Acquired Fund, the Advisor determined that a reorganization of the Acquired Fund’s assets into the Acquiring Fund presented the best option for the Funds and their shareholders.

The Advisor believes the proposed Reorganization will be beneficial to both the Acquired Fund and the Acquiring Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of the proposed Reorganization. The Advisor believes that the shareholders of the Acquired Fund and the Acquiring Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Acquired Fund’s and the Acquiring Fund’s assets in the Reorganization than by continuing to operate the Funds separately. The Advisor also believes that the Acquiring Fund’s investment objective and principal investment strategies are compatible with those of the Acquired Fund making the Acquiring Fund an ideal recipient for the Acquired Fund’s assets and shareholders. The Advisor further believes that it is in the best interests of the Acquired Fund to combine its assets with the Acquiring Fund because the Acquiring Fund’s total operating expenses, after taking into account the contractual fee waiver and/or expense reimbursement applicable to the Acquiring Fund are expected to be lower than those of the Acquired Fund prior to the Reorganization.

At the May 21, 2012 Board Meeting, the Advisor presented its reasoning for reorganizing the Acquired Fund into the Acquiring Fund. Among the reasons provided, and the factors discussed, were: (i) the long-term viability of the Acquired Fund due to its declining assets; (ii) the Acquired Fund’s and the Acquiring Fund’s similar investment objectives and investment strategies; (iii) the Acquiring Fund’s outperformance of the Acquired Fund; (iv) the lesser total operating expenses of the Acquiring Fund, after taking into account the contractual fee waiver and/or expense reimbursement applicable to; and (v) the fact that shareholders of the Acquired Fund will continue to enjoy the same services and benefits provided to them as shareholders of the Acquiring Fund.

In connection with the meeting, the Board was provided detailed information about the proposed Reorganization, including information regarding: (1) the investment objectives and policies of the Acquiring Fund and their relative compatibility with those of the Acquired Fund; (2) the historical investment performance records of the Acquired Fund and the Acquiring Fund; (3) the investment advisory and total expenses payable and paid by the Acquiring Fund (including pro forma expense information), as compared with those of the Acquired Fund; (4) the prospects for growth of the Acquiring Fund, as compared to the Acquired Fund; (5) alternatives to the Reorganization, including liquidating the Acquired Fund; and (6) the terms of the proposed Plan.

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After considering the Advisor’s presentation, the Board, including the Independent Trustees, determined that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of each Fund and its shareholders. In reaching this conclusion, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund offers potential benefits to the shareholders of each Fund and will not dilute the interests of the current shareholders of either Fund. The Board’s conclusion was based on a number of factors, including the following:

•	The Reorganization will enable shareholders of the Acquired Fund to continue their investment in a mutual fund – the Acquiring Fund – that has similar investment objectives, policies and risks as the Acquired Fund.

•	The potential for the Acquiring Fund to have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses following the consummation of the Reorganization.

•	The historical investment performance record of the Acquiring Fund for the periods reviewed generally compared favorably to that of the Acquired Fund, although there is no guarantee or assurance as to the future performance of the Acquiring Fund.

•	As a result of the Reorganization, each shareholder of the Acquired Fund would hold, immediately after the Reorganization, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held immediately before the Reorganization.

•	The Reorganization is expected to be tax-free, for federal income tax purposes, for the Acquired Fund and its shareholders.

•	The fees and expenses associated with the participation of the Acquired Fund and the Acquiring Fund in the Reorganization will be borne and paid by the Advisor and/or its affiliates. As a result, the Acquired Fund would not bear any of the expenses of the proposed Reorganization, except for the indirect costs of brokerage commissions to the extent the Acquired Fund buys or sells portfolio securities in anticipation of the Reorganization.

On the basis of the foregoing and other representations and information provided to the Board and its evaluation of those representations and information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization and the Plan with respect to the Acquired Fund and to recommend that the shareholders of the Acquired Fund also approve the Reorganization. The Board, therefore, unanimously recommends that you vote for the approval of the Reorganization.

While the Board considered the preceding factors and potential benefits in reaching its conclusion to approve and recommend that shareholders approve the Reorganization, it is possible that one or more of the factors may change prior to the completion of the Reorganization or that one or more potential benefits described above may not be realized by either the Acquired Fund or the Acquiring Fund.

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Description of the Agreement and Plan of Reorganization

The Plan provides for the Reorganization to occur on or after the close of business on the Closing Date. On or after the Closing Date, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund solely in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (ii) shares of the Acquiring Fund. The value of the Acquired Fund’s assets to be transferred to and acquired by the Acquiring Fund shall be the value of such assets as of the Effective Time using the valuation procedures described in the Acquiring Fund Prospectus and Acquiring Fund SAI, or such other valuation procedures as the Acquired Fund and the Acquiring Fund shall mutually agree. The valuation procedures of the Acquired Fund and the Acquiring Fund are identical.

Upon the transfer of the Acquired Fund’s assets, the Acquiring Fund will simultaneously (i) issue to the Acquired Fund a number of full and fractional shares of the corresponding share class of the Acquiring Fund equal in value to the aggregate NAV of the Acquired Fund calculated as of the Effective Time and (ii) assume only the accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and liabilities as of the Effective Time.

The Acquired Fund will immediately distribute to its shareholders of record a pro rata portion of the Acquiring Fund shares received in complete liquidation of the Acquired Fund. As a result, each shareholder of the Acquired Fund will receive shares of the Acquiring Fund equal in value to the Shares of the Acquired Fund held by that shareholder.

The transfer of shareholder accounts from the Acquired Fund to the Acquiring Fund will occur automatically. It is not necessary for Acquired Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds’ portfolios.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Acquired Fund’s shareholders; and (ii) receipt by the Acquired Fund and the Acquiring Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, concerning the federal income tax consequences of the Reorganization. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interest of the shareholders of a Fund. To the extent permitted by law, the Trust also may amend the Plan without shareholder approval.

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All expenses, except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization, that are solely and directly related to the Reorganization will be borne and paid by the Advisor, without regard to whether the Reorganization is consummated. Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by the Reorganization and the Plan: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of the Plan; (ii) expenses associated with the preparation and filing of the Registration Statement under the Securities Act of 1933, as amended, covering the Acquiring Fund shares to be issued pursuant to the provisions of the Plan; (iii) registration or qualification of the fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund shares to be issued in connection herewith in each state in which the Acquired Fund’s shareholders are resident as of the date of the mailing of this Combined Prospectus and Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by the Plan will be borne by the party incurring such fees and expenses. Any brokerage expenses associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund and its shareholders.

If the Reorganization is approved by shareholders of the Acquired Fund, Acquired Fund shareholders who do not wish to have their shares exchanged for shares of the Acquiring Fund as part of the Reorganization should sell or exchange their shares prior to the consummation of the Reorganization. If you sell or exchange your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for the shares, unless you are a tax-exempt investor.

The foregoing discussion of the terms of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of Each Fund’s Share Capitalization

When issued to shareholders of the Acquired Fund under the Plan, shares of the Acquiring Fund will be fully paid and non-assessable, be transferable without restriction, and have no preemptive or conversion rights.

The table below sets forth the unaudited capitalization of the Acquired Fund’s shares and the Acquiring Fund’s shares as of December 31, 2011 and on a pro forma combined basis after giving effect to the Reorganization as of that date.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined
Total Net Assets	$13,150,657	$1,840,607	$(23,500)	$14,967,764
Total Shares Outstanding	700,000	75,000	(165,102)	609,898
Net Asset Value Per Share	$18.79	$24.54	N/A	$24.54

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The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization. The actual number of shares to be received will depend upon the NAV and number of shares outstanding of each Fund at the time of the Reorganization.

Federal Income Tax Consequences

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Trust receive an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, that the Reorganization should be a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•     No gain or loss should be recognized by the Acquired Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund, except for (i) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund.

•     No gain or loss should be recognized by a shareholder of the Acquired Fund who exchanges all of his, her or its shares of the Acquired Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•     The tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund pursuant to the Reorganization (including any fractional share) should be the same as the tax basis of the shares of the Acquired Fund surrendered in exchange therefore.

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•     The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund pursuant to the Reorganization (including any fractional share) should include the holding period of the shares of the Acquired Fund surrendered in exchange therefore.

•     The Acquiring Fund’s tax basis in assets of the Acquired Fund received by the Acquiring Fund pursuant to the Reorganization should, in each instance, equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer, and the Acquiring Fund’s holding period for such assets should, in each instance, include the period during which the assets were held by the Acquired Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Morgan, Lewis & Bockius LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering such opinion, Morgan, Lewis & Bockius LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects to the Acquired Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Acquired Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the Internal Revenue Service or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Acquired Fund and its shareholders.

Prior to the Closing Date, the Acquired Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Acquired Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Acquired Fund.

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At December 31, 2011, the Acquiring Fund and the Acquired Fund had capital loss carryforwards of $__________ and $__________, respectively. Utilization of capital loss carryforwards of the Acquired Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Acquired Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, the Acquiring Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund.

Shareholders of the Acquired Fund may sell or exchange their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Comparative Information on Shareholders’ Rights

The Acquired Fund and the Acquiring Fund are each separate series of the Trust. The Trust was established as a statutory trust under the laws of the State of Delaware. The rights of shareholders of the Acquired Fund and the Acquiring Fund are defined by the Trust’s Agreement and Declaration of Trust and By-Laws. Because the Funds operate pursuant to the same Agreement and Declaration of Trust and By-Laws, the rights of shareholders of the Acquired Fund and Acquiring Fund are identical, and will not change as a result of the Reorganization.

INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Acquired Fund and Acquiring Fund Investment Objectives and Principal Investment Strategies

Investment Objectives

The investment objectives of the Acquiring Fund and the Acquired Fund are similar. The Acquired Fund seeks to provide long-term growth of capital. The Acquiring Fund seeks to provide long-term capital appreciation with a secondary emphasis on capital preservation. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The Funds’ principal investment strategies are similar in several important respects. Each Fund is an actively managed ETF and structured as a “fund of funds.” Thus, each Fund seeks to achieve its investment objective by investing primarily in other ETFs. In addition, each Fund is managed utilizing a tactical asset allocation strategy with a global focus. The primary difference between the Acquired Fund’s and the Acquiring Fund’s principal investment strategies is the proprietary selection criteria and process used by each Fund’s sub-adviser. This difference has diminished with American Wealth Management’s assumption of the Acquired Fund’s day-to-day management responsibilities upon the resignation of the Acquired Fund’s former investment sub-adviser, H.S. Dent Investment Management, LLC.

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Key aspects of and similarities and differences between the Acquired Fund’s and the Acquiring Fund’s principal investment strategies are set forth in the table below. A complete description of each Fund’s principal investment strategies is included in the Acquiring Fund Prospectus that accompanies this Combined Prospectus and Proxy Statement and the Acquired Fund Prospectus, which is available free of charge on the Funds’ website at www.advisorshares.com or by calling the Trust at 1.877.THE. ETF1.

Acquired Fund	Acquiring Fund
The Sub-Advisor seeks to achieve the Acquired Fund’s investment objective by identifying the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes that the Sub-Advisor believes will benefit from these trends.

The Sub-Advisor seeks to achieve the Acquiring Fund’s investment objective by investing in ETFs that offer diversified exposure to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors.

The Sub-Advisor uses its quantitative tactical methodology to identify ETFs and ETPs believed to be participating in long-term “durable trends” within the market.

The Sub-Advisor is of the opinion that maximizing investment returns depends on understanding the right balance of asset classes that are favored by different fundamental economic trends and accurately rebalancing the Acquired Fund’s investments as the trends emerge.	The Sub-Advisor’s investment philosophy emphasizes purchasing investments the Sub-Advisor believes are an efficient way of investing in broad market indexes and market sector indexes.
The Sub-Advisor’s tactical strategy has the ability to dynamically rebalance the Acquired Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends.	The Sub-Advisor’ quantitative tactical strategy that has the ability to dynamically rebalance the Acquiring Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends.
The Sub-Advisor invests in both offensive investments (i.e., investments that are expected to appreciate in value) and defensive investments (i.e., investments that are expected to maintain their value) in an effort to achieve gains and prevent losses.	This is a long-only tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and into lower volatility assets when the Sub-Advisor believes there are significant risks in the equity markets.

The Sub-Advisor selects offensive investments using the following method:

•      Using a proprietary ranking process and objective third party research, the selected ETFs are ranked by the Sub-Advisor according to their relative strength.

•      The Sub-Advisor then selects the highest ranking ETFs that meet a minimum requirement according to the proprietary ranking process.

When there are not sufficient sectors and/or ETFs that meet the minimum relative strength requirement, the balance of the Acquired Fund’s assets will be allocated to defensive investments for example; high quality debt, money market instruments, or other similar investments.

The following additional quantitative tools are used to evaluate the probability of investment success within the equity market:

•      interest rates spreads

•      option activity

•      market breadth

•      equity index trends

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Acquired Fund	Acquiring Fund

The Acquired Fund invests in the following types of investments in the pursuit of its investment objective:

•      domestic and foreign ETFs;

•      domestic and foreign fixed income ETFs;

•      ETNs

•      exchange-traded currency trusts; and

•      exchange-traded commodity pools.

The Acquiring Fund invests in the following types of investments in the pursuit of its investment objective:

•      domestic and foreign equity ETFs;

•      domestic and foreign fixed income ETFs;

•      ETNs;

•      exchange-traded currency trusts;

•      closed-end funds; and

•      exchange-traded commodity pools.

The Fund will not invest in leveraged or inverse ETFs.

The Sub-Advisor may consider selling an ETF for one or more of the following reasons: the ETF’s price has reached its target, the ETF’s fundamentals or price appear to be deteriorating, or better ETF selections are believed to have been identified.

The general guidelines for the Fund’s portfolio are as follows:

Equity 0% - 100%

Fixed Income/Cash 0% - 100%

Foreign 0% - 50%

Large Cap 0% - 50%

Mid Cap 0% - 30%

Small Cap 0% - 30%

Commodities 0% - 20%

Currencies 0% - 10%

The Acquired Fund may engage in temporary defensive investing.	The Acquiring Fund may engage in temporary defensive investing.

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Acquiring Fund and Acquired Fund Fundamental Investment Limitations

Each Fund has adopted fundamental investment limitations that may not be changed without shareholder approval. The Funds’ fundamental investment limitations are identical. The Acquired Fund’s and the Acquiring Fund’s fundamental investment limitations are set forth in the table below.

Borrowing. Each Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan and (3) enter into reverse repurchase agreements.*

*While there is no limit on the percentage of Fund assets that may be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

Commodities. Each Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This limitation does not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Diversification. Each Fund may not (i) with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

*For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective Depositary Receipt.

Concentration. Each Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies.*

*For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective Depositary Receipt.

Loans; Repurchase Agreements and Loans of Portfolio Securities. Each Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Real Estate. Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
Senior Securities. Each Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting. Each Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Performance Information

Acquiring Fund Performance

The Acquiring Fund has not yet been in operation for a full calendar year and, thus, does not have a performance history for a full calendar year. However, a comparison of the Acquiring Fund’s historical performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund. Performance information for the Acquiring Fund’s period of operations is available on the Trust’s website at www.advisorshares.com or by calling the Trust at 1.877.THE. ETF1. Of course, the Acquiring Fund’s performance to date (before and after taxes) does not necessarily indicate how the Acquiring Fund will perform in the future.

Acquired Fund Performance

The bar chart below shows the annual total returns of the Acquired Fund for each full calendar year since the Acquired Fund commenced operations. The table that follows the bar chart shows the Acquired Fund’s average annual total returns, both before and after taxes. The table also shows how the Acquired Fund’s performance compares to the S&P 500 Index, which is a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The variability of performance over time provides an indication of the risks of investing in the Acquired Fund. The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquired Fund will perform in the future.

Updated performance information for the Acquired Fund is available on the Trust’s website at www.advisorshares.com or by calling the Trust at 1-877.THE-ETF1.

[Insert Bar Chart]

2010: 4.58%

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.54%	3Q/2010
Lowest Return	(8.20)%	2Q/2010

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the Periods Ending December 31, 2010

Dent Tactical ETF	1 Year	Since Inception (09/16/2009)
Return Before Taxes Based on NAV	4.58%	2.93%
Return After Taxes on Distributions	4.53%	2.59%
Return After Taxes on Distributions and Sale of Fund Shares	2.98%	2.30%
S&P 500 Index (Reflects no deduction for fees, expenses, or taxes)	15.06%	17.08%

Acquiring Fund and Acquired Fund Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Acquired Fund for the past five fiscal years (or, if shorter, the period of the Fund’s operations). The Acquiring Fund has not been operation for a full fiscal year and, thus, does not yet have financial highlights available for review. However, the Acquiring Fund’s financial information for the period of its operations is included in the Acquiring Fund’s Annual and Semi-Annual Reports, which are available without charge and are located on the Funds’ website at www.advisorshares.com or by calling 1.877.THE.ETF1. The financial highlights of the Acquired Fund may be found in the Acquired Fund Prospectus and Annual and Semi-Annual Reports, which also are available without charge and are located on the Funds’ website at www.advisorshares.com or by calling 1.877.THE.ETF1. The financial information for each Fund is derived from its financial statements and has been audited by Tait, Weller & Baker, LLP.

Information About the Advisor, Sub-Advisor and Investment Advisory Arrangements

The Advisor

The Advisor, AdvisorShares Investments, LLC, is located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of each Fund since its inception. As of ___________, 2012, the Advisor had approximately $___ million in assets under management.

The Advisor continuously reviews, supervises, and administers each Fund’s investment program, including the selection of sub-advisers, subject to the Board’s approval. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.

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The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Sub-Advisor

American Retirement Planners II, Inc., doing business as “American Wealth Management,” located at 570 Hammill Lane, Reno, Nevada 89511, serves as investment sub-adviser to both the Acquiring Fund and the Acquired Fund. The Sub-Advisor is responsible for selecting the Funds’ investments according to each Fund’s investment objectives, policies and restrictions. American Wealth Management was established in 1989. American Wealth Management serves as an investment manager to individuals, corporations and profit sharing plans. As of ______, 2012, American Wealth Management had approximately $_______ in assets under management.

The same portfolio manager, Laif Meidell, is responsible for the day-to-day management of the Acquired Fund and the Acquiring Fund. Mr. Meidell is the Founder of and a portfolio manager with American Wealth Management. Mr. Meidell is responsible for managing America Wealth Management’s separate accounts. Prior to joining American Wealth Management in 1995, Mr. Meidell was an active duty officer in the U.S. Army. He graduated with Honors from the Regis University (Denver, Colorado) with an MBA in Finance and Accounting in 1993. Mr. Meidell received his B.S. in Finance from Brigham Young University (Provo, Utah) in 1989. He holds the Series 7, 63, and 65 licenses. Mr. Meidell is a Chartered Market Technician (CMT) and an Accredited Investment Fiduciary (AIF).

The Acquired Fund’s SAI and the Acquiring Fund’s SAI provide additional information about the portfolio manager’s compensation, management of other accounts, and ownership of Acquired Fund and Acquiring Fund shares, and may be requested free of charge by calling 1.877.THE.ETF1.

Prior to June 2, 2012, H.S. Dent Investment Management, LLC served as the sub-adviser for the Acquired Fund. Effective June 2, 2012, H.S. Dent Investment Management, LLC resigned as investment sub-adviser to the Acquired Fund. Pursuant to an Interim Investment Sub-Advisory Agreement between American Wealth Management and the Advisor, American Wealth Management will serve as the sub-adviser of the Acquired Fund for the lesser of (i) the period from June 2, 2012 through the date of the approval of a new investment sub-advisory agreement between the Advisor and American Wealth Management by vote of a majority of the outstanding voting securities of the Fund or (ii) one hundred fifty (150) days. If the proposed Reorganization is approved, the Advisor will endeavor to liquidate and dissolve the Acquired Fund prior to the expiration of the 150-day period.

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Investment Advisory and Sub-Advisory Arrangements

The Advisor has entered into an investment advisory agreement with the Trust pursuant to which it provides advisory services to both the Acquired Fund and the Acquiring Fund. As a result, the terms of the advisory agreements are identical with respect to both Funds.

Advisory Agreement. Pursuant to the terms of the investment advisory agreement between the Trust and the Advisor, the Acquired Fund and Acquiring Fund pay the Advisor an annual investment advisory fee of 0.95% and 1.20%, respectively, of the average daily net assets of each Fund. The advisory fees do not include breakpoints. The Advisor bears all of its own costs associated with providing advisory services to the Acquiring Fund and the Acquired Fund, as well as the expenses of the members of the Board who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses of the Acquired Fund and the Acquiring Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% and 1.35% of the Fund’s average daily net assets for at least a year from the date of this Combined Prospectus and Proxy Statement. The Expense Limitation Agreements (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements for either Fund, the Board may permit the Advisor to retain the difference between the “Total Annual Fund Operating Expenses” and 1.50% or 1.35%, as applicable, to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Interim Investment Sub-Advisory Agreement. Pursuant to the Interim Investment Sub-Advisory Agreement between the Sub-Advisor and the Advisor, the Advisor pays, out of its management fee, the Sub-Advisor, on a monthly basis, an annual advisory fee based on average daily net assets of each Fund, at the following annual rates: 0.40% of the first $100,000,000; 0.45% of the next $150,000,000; 0.50% of the next $250,000,000; 0.55% of the next $500,000,000; and 0.60% of average daily net assets in excess of $1,000,000,000.

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The terms of Interim Investment Sub-Advisory Agreement are substantially the same as those of the prior sub-advisory agreement between H.S. Dent Investment Management, LLC and the Advisor, with the exception of the termination provision. Pursuant to an Interim Investment Sub-Advisory Agreement between American Wealth Management and the Advisor, American Wealth Management will serve as the sub-adviser of the Acquired Fund for the lesser of (i) the period from June 2, 2012 through the date of the approval of a new investment sub-advisory agreement between the Advisor and American Wealth Management by vote of a majority of the outstanding voting securities of the Fund or (ii) one hundred fifty (150) days. If the proposed Reorganization is approved, the Advisor will endeavor to liquidate and dissolve the Acquired Fund prior to the expiration of the 150-day period.

A discussion regarding the basis for the Board’s May 10, 2011 approval of the Funds’ investment advisory agreement is available in the June 30, 2011 Annual Report to Shareholders. A discussion regarding the basis for the Board’s May 21, 2012 approval of the investment advisory agreement, with respect to the Acquiring Fund, will be available in the June 30, 2012 Annual Report to Shareholders.

Other Service Providers

The Acquired Fund and the Acquiring Fund receive services and administrative support from the same service providers, which are listed below.

Administrator, Custodian and Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, NY 10286
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market Street, Philadelphia PA 19103

Distribution Arrangements

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to either Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Combined Prospectus and Proxy Statement. However, to the extent distribution fees are charged in the future, because each Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, each Fund will notify investors by adding disclosure to the Funds’ website and in the Funds’ Prospectuses. Any distribution fees will be approved by the Board.

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The Acquired Fund and the Acquiring Fund and their affiliated service providers may pay fees as described elsewhere in this Combined Prospectus and Proxy Statement to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of Funds.

Purchase, Sale and Valuation of Shares

Purchase and Sale of Fund Shares

Each Fund offers and issues shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of each Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 65,000 shares for the Acquired Fund and 25,000 shares for the Acquiring Fund. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 65,000 shares or 25,000 shares of the Acquired Fund or the Acquiring Fund, respectively (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of each Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage expenses and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The procedures for the creation and redemption of Creation Units are identical for both Funds. More complete information about the creation and redemption of Fund Creation Units can be found in the Acquired Fund SAI and the Acquiring Fund SAI.

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Valuation Policies

Each of the Acquiring Fund and Acquired Fund calculates its NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders. Each Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because each Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Acquired Fund’s and the Acquiring Fund’s portfolio holdings can be found in the Acquired Fund SAI and the Acquiring Fund SAI, respectively.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policy

Dividends and Distributions

Each Fund pays its shareholders income dividends, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board believes that such a distribution would be in the best interests of the shareholders of the Fund.

Tax Information

For both the Acquired Fund and the Acquiring Fund, distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”) or other tax-advantaged retirement account.

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Payment to Broker-Dealers and Other Financial Intermediaries

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase shares of the Acquiring Fund or the Acquired Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquired Fund or the Acquiring Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Frequent Trading

Shares of each Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve a Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains.

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of a Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Each Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Portfolio Holdings Disclosure Policies

The Acquired Fund and the Acquiring Fund are subject to the same Portfolio Holdings Disclosure policies and procedures. Each Fund’s SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings. Each Fund’s SAI is available on the Funds’ website, www.advisorshares.com or by calling or writing the Funds. Each Fund’s SAI also may be obtained electronically from the SEC’s website (www.sec.gov).

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ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The purpose of the special meeting of shareholders of the Acquired Fund to be held on ________, 2012 (such special meeting and any adjournment or postponement thereof, the “Special Meeting”) is set forth in the accompanying Notice and discussed elsewhere in this Combined Prospectus and Proxy Statement. The Special Meeting will be held at the offices of AdvisorShares Trust, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814 at [10:00] a.m. Eastern Time, on _______, 2012. The Acquired Fund Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, the persons named on the enclosed proxy card as proxies will vote on such matters according to their best judgment and in the interests of the Acquired Fund.

The Acquired Fund’s Board is soliciting the proxies related to this Combined Prospectus and Proxy Statement. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization. This Combined Prospectus and Proxy Statement and the enclosed proxy card are expected to be mailed on or about ________ , 2012 to shareholders of record at the close of business on the Record Date. On the Record Date, _________ shares of the Acquired Fund were outstanding and entitled to vote.

Voting and Solicitation Information

Each share of the Acquired Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Acquired Fund shareholders of record as of the Record Date may vote by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope. Shareholders may also vote by telephone or through the internet.

The solicitation of proxies will be largely by mail. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Advisor or its affiliates, without extra pay. Such solicitations may be by telephone, through the Internet, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Advisor has also retained Broadridge Financial, who specializes in proxy solicitation to assist with the proxy solicitation process (tabulation, printing and mailing and, if necessary, solicitation), the collection of proxies, and with any necessary follow-up. The Advisor may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The cost of the solicitation, including (a) printing and mailing of this Combined Prospectus and Proxy Statement, (b) the maintenance of the Internet web site relating to this proxy solicitation, (c) payment to Broadridge Financial for tabulation, printing and mailing services (the amount of which is anticipated to be approximately $3175), including solicitations to submit proxies by telephone, and (d) the costs of holding the Special Meeting will be borne by the Advisor and the Sub-Advisor.

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Quorum and Proxies

In order to hold the Special Meeting, a “quorum” of shareholders of the Acquired Fund must be present. Holders of one-third (33 1/3%) of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the Special Meeting. Approval of the Reorganization requires a majority vote of the voting securities that are present in person or by proxy at the Special Meeting.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the Special Meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Combined Prospectus and Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Any person voting by proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Acquired Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

Share Ownership of the Funds

[As of the close of business on the Record Date, the officers and trustees of the Trust owned less than 1% of each of the Acquiring Fund’s and Acquired Fund’s outstanding shares.][To be confirmed.]

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The table in Exhibit B sets forth, as of the close of business on the Record Date, the persons who owned, to the knowledge of management, more than 5% of the outstanding shares of the Acquiring Fund and the Acquired Fund.

Other Matters

The Acquired Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders, if any, should send their written proposals to AdvisorShares Trust, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 2081 so that the proposals are received within a reasonable time before any such meeting.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

37

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS FORM OF AGREEMENT AND PLAN OF REORGANIZATION, dated as of ___________, 2012 (the “Agreement”), has been adopted by the Board of Trustees of AdvisorShares Trust, a Delaware statutory trust (the “Trust”), to provide for the reorganization of the AdvisorShares Dent Tactical ETF (the “Acquired Fund”) into the AdvisorShares Meidell Tactical Advantage ETF (the “Acquiring Fund”). AdvisorShares Investments, LLC (the “Advisor”) joins this Agreement solely for purposes of Section 10 of this Agreement. The Acquired Fund and the Acquiring Fund are sometimes referred to collectively, as the “Funds” and individually, as a “Fund.”

PRELIMINARY STATEMENTS

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each of the Acquired Fund and the Acquiring Fund is a separate series of the Trust.

The Board of Trustees (the “Board”) of the Trust has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

The parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for (a) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (b) shares of the Acquiring Fund followed by the distribution, at the Effective Time (as defined in Section 6 of this Agreement), of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund on the terms and conditions in this Agreement (the “Reorganization”). Shares of the Acquiring Fund that are given in exchange for the assets of the Acquired Fund and the assumption of liabilities are referred to as the “Acquiring Fund Shares,” and the shares of the Acquired Fund that are held by the holders of such shares at the Effective Time are referred to as the “Acquired Fund Shares.”

The Reorganization is intended to be a tax-free “reorganization” within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes. This also means that the Reorganization is intended to be tax-free with respect to the Acquiring Fund for federal income tax purposes.

AGREEMENTS

The parties to this Agreement covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title to those assets, free and clear of all liens, encumbrances and adverse claims, and assign its liabilities to the Acquiring Fund.

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The Acquiring Fund shall acquire all of the assets, and shall assume all of the liabilities, of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund shall, after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Acquired Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund’s broker or brokers, then in lieu of such delivery, the Acquired Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, including brokers’ confirmation slips.

2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Acquired Fund’s Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time.

3. Liquidation and Termination of the Acquired Fund. At the Effective Time, the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in value to the Acquired Fund Shares held by that shareholder. This liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Acquired Fund and representing the respective number of Acquiring Fund Shares due that shareholder. Following the complete liquidation of the Acquired Fund, all shares of the Acquired Fund shall then be cancelled on the books of the Acquired Fund. Officers of the Trust shall make all necessary filings, if any, with the Securities and Exchange Commission (“SEC”) and other governmental entities to effectuate the termination of the Acquired Fund under the 1940 Act and Delaware law.

4. Conditions of the Reorganization. The consummation of this Agreement is subject to the following conditions:

(a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund’s Shares.

(b) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

(c) Liabilities. Each Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its most recent statement of assets and liabilities and those incurred in the ordinary course of the Fund’s business as an investment company since the date of its most recent statement of assets and liabilities.

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(d) Taxes. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(e) The Trust shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to both Funds, regarding the transaction, in a form reasonably satisfactory to the Trust, and dated as of the Effective Time, to the effect that:

(1)         each Fund is a separate series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(2)         the shares of the Acquired Fund issued and outstanding at the Effective Time are legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquired Fund;

(3)         the shares of the Acquiring Fund issued and outstanding at the Effective Time are legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquiring Fund and the Acquiring Fund Shares to be delivered to the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be legally issued, fully paid and non-assessable under the laws of the State of Delaware by the Acquiring Fund, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Trust’s Agreement and Declaration of Trust and Bylaws and otherwise to such counsel’s knowledge;

(4)         the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or Bylaws of the Trust or any material agreement known to such counsel to which the Trust, on behalf of the Funds, is a party or by which it is bound;

(5)         to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the “1933 Act”), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

(6)         the Trust is registered with the SEC as an investment company under the 1940 Act and such registration is in full force and effect.

Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the registration statement/information statement on Form N-14, or any amendment thereof or supplement thereto (the “Registration Statement”) relating to the Reorganization, such counsel has generally reviewed and discussed certain information included therein with respect to the Funds with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that caused counsel to believe that, on the respective effective or clearance dates of the Registration Statement, and only insofar as the facts relate to the Funds, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Funds contained or incorporated by reference in the Registration Statement; and (iii) shall state that such opinion is solely for the benefit of the Trust and its Board and officers.

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In giving such opinion, Morgan, Lewis & Bockius LLP may rely upon officers’ certificates and certificates of public officials.

5. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

(a)          The Board, on behalf of each of the Acquired Fund and Acquiring Fund, shall have approved this Agreement.

(b)         Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

(c)          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(d)         The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

(e)         The Board, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

(f)          Prior to the Effective Time, the Acquired Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Effective Time, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Effective Time.

(g)         The Funds shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Trust on behalf of the Acquiring Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Acquiring Fund for Federal income tax purposes:

(1)         The Reorganization should constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(2)        No gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

A-4

(3)         No gain or loss should be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of Acquiring Fund Shares to shareholders of the Acquired Fund.

(4)         No gain or loss should be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(5)         The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) should be the same as the aggregate tax basis of the Acquired Fund Shares exchanged.

(6)         The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) should include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset as of the Effective Time.

(7)         The tax basis of the assets of the Acquired Fund received by the Acquiring Fund should be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange.

(8)         The holding period of the assets of the Acquired Fund received by the Acquiring Fund should include the period during which such assets were held by the Acquired Fund.

(9)         The Acquiring Fund should succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 5(g).

6. Effective Time of the Reorganization. The exchange of the Acquired Fund’s assets for corresponding Acquiring Fund Shares shall be effective at 4:00 p.m., Eastern Time on [                    , 2012], or at such other time and date as fixed by the mutual consent of the parties (the “Effective Time”).

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7. Termination. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund or the Acquired Fund, without penalty, by resolution of the Board or at the discretion of any duly authorized officer of the Trust at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board or such officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, the Board, or officers of the Trust.

8. Amendment and Waiver. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund’s shareholders under this Agreement to the detriment of the Acquired Fund’s shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by the President or any Vice President of the Trust with or without the approval of either Fund’s shareholders).

9. Indemnification.

(a) The Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, its Trustees, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend and hold harmless the Acquiring Fund, its Trustees, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. Fees and Expenses. Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne and paid by the Advisor. Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; and (vii) legal fees. The Advisor agrees that all such fees and expenses so borne and paid, shall be paid directly by the Advisor (or an affiliate thereof) to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

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11. Headings, Counterparts, Assignment.

(a) The section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

12. Binding Nature of Agreement. As provided in the Trust’s Declaration of Trust, this Agreement was authorized by the Trustees of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, as Trustees and not individually, and executed by the undersigned officers of the Trust, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers, Trustees, shareholders, employees or agents individually, but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund. Moreover, no class or series of the Trust shall be liable for the obligations of any other classes or series of the Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ADVISORSHARES TRUST
on behalf of AdvisorShares Dent Tactical ETF and AdvisorShares Meidell Tactical Advantage ETF

By:
Name:
Title:

SOLELY FOR PURPOSES OF SECTION 10 HEREIN
AdvisorShares Investments, LLC

By:
Name:
Title:

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EXHIBIT B

5% SHAREHOLDERS OF THE
ACQUIRING FUND AND THE ACQUIRED FUND

The table below sets forth, as of the close of business on the Record Date, the persons who owned, to the knowledge of management, more than 5% of the outstanding shares of the Acquiring Fund and the Acquired Fund. The percentage of the Acquiring Fund that would be owned by the shareholders listed below upon consummation of the Reorganization is presented under “Pro Forma Combined Percentage of the Acquiring Fund Owned.” Such ownership information is provided on an estimate basis only as of _______, 2012, and is expected to decline in connection with the Reorganization.

Shareholder Name	Shareholder Address	Number of Shares	Percentage of Acquired Fund owned	Type of ownership

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PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the assets and stated liabilities of the

DENT TACTICAL ETF,

a series of ADVISORSHARES TRUST

(NSYE Arca: DENT)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

By and in exchange for shares of the

Meidell Tactical Advantage ETF,

a series of ADVISORSHARES TRUST

(NYSE Arca: MATH)

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

This SAI contains information that may be of interest to shareholders of the Acquired Fund relating to the Reorganization, but which is not included in the related Combined Prospectus and Proxy Statement dated _________ , 2012 (the “Combined Prospectus and Proxy Statement”). Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus and Proxy Statement.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus and Proxy Statement. The Combined Prospectus and Proxy Statement has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to the Acquiring Fund at ADVISORSHARES TRUST, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814.

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TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	1

PRO FORMA FINANCIAL STATEMENTS	1

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ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND

AND THE ACQUIRING FUND

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization (“Reorganization”) of the AdvisorShares Trust Dent Tactical ETF (the “Acquired Fund”) into the AdvisorShares Trust Meidell Tactical Advantage ETF (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). As described in the Combined Prospectus and Proxy Statement, the Reorganization would involve the transfer of the assets of the Acquired Fund in exchange for the assumption of certain stated liabilities of the Acquired Fund and shares of the Acquiring Fund. The Acquired Fund subsequently will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

The Acquired Fund and the Acquiring Fund are each a separate series of AdvisorShares Trust (the “Trust”). The Acquired Fund and the Acquiring Fund are each diversified funds. The Trust is an open-end management investment company that was organized as a Delaware statutory trust on June 30, 2007. Additional information about the Acquiring Fund may be found in the Acquiring Fund Prospectus, dated June 6, 2012, which accompanies with Combined Prospectus and Proxy Statement. Additional information about the Acquired Fund may be found in the Acquired Fund Prospectus, dated October 28, 2011, as supplemented. Additional information about the Acquiring Fund and Acquired Fund also may be found in the Funds’ Annual Report to Shareholders, dated June 30, 2011, and in the Funds’ Semi-Annual Report to Shareholders dated December 31, 2011.

This Reorganization SAI incorporates by reference the Acquired Fund SAI, dated October 28, 2011, as supplemented (SEC Accession No. 0001144204-11-034119) and the Acquiring Fund SAI, dated June 6, 2012 (SEC Accession No. 0001144204-11-060107).

FINANCIAL INFORMATION

This Reorganization SAI incorporates by reference the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2011, as filed with the SEC on September 8, 2011 (SEC Accession No. 0001144204-11-051819) and the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2011, as filed with the SEC on March 7, 2012 (SEC Accession No. 0001144204-12-013452). Each of these Reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the report of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements as of December 31, 2011 reflecting the consummation of the Reorganization are included below. The pro forma financial statements are unaudited.

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

Statement of Portfolio Holdings
	Acquired Fund		Acquiring Fund		Acquiring Fund Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value
EXCHANGE-TRADED FUNDS – 70.3%
Currency Fund - 14.6%
PowerShares DB US Dollar Bullish Fund*	97,500	$2,190,825			97,500	$2,190,825

Debt Fund - 18.7%
iShares Barclays US TIPS Bond Fund	20,130	$2,348,970			20,130	$2,348,970
SPDR Barclays Capital 1-3 Month T-Bill ETF*			9,912	$454,267	9,912	$454,267

Total Debt Fund		$2,348,970		$454,267		$2,803,237

Equity Fund - 37.0%
iShares Dow Jones Select Dividend Index Fund	19,500	$1,048,125			19,500	$1,048,125
iShares Dow Jones US Pharmaceuticals Index Fund	13,700	$1,047,365			13,700	$1,047,365
iShares Dow Jones US Utilities Sector Index Fund	12,000	$1,059,840			12,000	$1,059,840
iShares S&P 100 Index Fund			1,567	89,366	1,567	89,366
iShares S&P 500 Index Fund			709	89,306	709	89,306
iShares S&P 500 Value Index Fund			3,118	180,314	3,118	180,314
iShares S&P Dow Jones US Real Estate Index Fund			1,563	88,763	1,563	88,763
iShares S&P MidCap 400 Value Index Fund			2,342	177,945	2,342	177,945
iShares S&P SmallCap 600 Growth Index Fund			2,408	179,324	2,408	179,324
iShares S&P SmallCap 600 Index Fund			2,630	179,576	2,630	179,576
iShares S&P Smallcap 600 Value Index Fund	15,000	1,046,400	2,593	180,888	17,593	1,227,288
SPDR S&P 500 ETF Trust			709	88,979	709	88,979
Vanguard REIT ETF			1,535	89,030	1,535	89,030

Total Equity Fund		4,201,730		1,343,491		5,545,221

Total Exchange Traded Funds		8,741,525		1,797,758		10,539,283

2

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

Statement of Portfolio Holdings
	Acquired Fund		Acquiring Fund		Acquiring Fund Pro Forma Combined
	Shares	Value	Shares	Value	Shares	Value
Total Cost		8,757,030		1,790,263		10,547,293

MONEY MARKET FUNDS - 30.0%

Dreyfus Institutional Reserves Treasury Fund			60,289	60,289	60,289	60,289
Goldman Sachs Money Market	4,441,764	$4,441,764			4,441,764	$4,441,764

Total Money Market Funds		$4,441,764		60,289		4,502,053
Total Cost		$4,441,764		60,289		4,502,053

Total Investments - 100.3%		$13,183,289		1,858,047		15,041,336
Total Cost		$13,198,794		1,850,552		15,049,346
Liabilities in Excess of Other Assets - (0.3%)		$(32,632)		(17,440)		(50,072)

Net Assets - 100%		$13,150,657		$1,840,607		$14,991,264

ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust
TIPS - Treasury Inflation Protected Securities

* Non-income producing security.

Summary Schedule of Investments
	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma Combined
Currency Fund	16.7%		14.6%
Debt Fund	17.9	24.7%	18.7
Equity Fund	31.9	73.0	37.0
Money Market Fund	33.8	3.3	30.0
Total Investments	100.3	101.0	100.3
Liabilities in Excess of Other Assets	(0.3)	(1.0)	(0.3)
Net Assets	100.0%	100.0%	100.0%

3

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

Statement of Net Assets
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined
ASSETS
Investments, at Market Value:
Exchange Traded Funds (Cost $8,757,030, $1,790,263, and $10,547,293)	$8,741,525	$1,797,758		$10,539,283
Money Market Instruments (Cost $4,441,764, $60,289, and $4,502,053)	4,441,764	60,289		4,502,053
Cash		1		1
Interest Receivable	73			73
Dividend Receivable		19		19
Due from Investment Advisor		6,300		6,300
Prepaid Trustee Fees	6,355			6,355
Prepaid Expenses	20,373	8,790		29,163
Total Assets	$13,210,090	$1,873,157		$15,083,247
LIABILITIES
Advisory Payable	7,213			7,213
Distributions Payable		1,367		1,367
Accrued Expenses	52,220	31,183	23,500	106,903
Total Liabilities	59,433	32,550	23,500	115,483
NET ASSETS	$13,150,657	$1,840,607	(23,500)	$14,967,764
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$14,459,819	$1,889,596		$16,349,415
Undistributed Net Investment Income (Loss)	(307,780)	(2,499)	(23,500)	(333,779)
Accumulated Net Gain (Loss) on Investments	(985,877)	(53,985)		(1,039,862)
Unrealized Appreciation (Depreciation) on Investments	(15,505)	7,495		(8,010)
TOTAL NET ASSETS	$13,150,657	$1,840,607	(23,500)	$14,967,764
SHARES ISSUES AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	700,000	75,000	(165,102)	609,898
Net Asset Value (NAV) Per Share	$18.786653	$24.541427		$24.541427

4

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

Statements of Operations
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined	Comments/ Assumptions
INVESTMENT INCOME:
Interest	611	0		611	8
Dividends	48,085	14,437		62,522	8
				-
TOTAL INVESTMENT INCOME	48,696	14,437		63,133
EXPENSES:
Advisory Fees	164,883	14,569	161	179,613	1
Professional Fees	116,855	44,276	(98,243)	62,888	2
Report to Shareholders	20,999	6,022	-	27,021	8
Accounting & Administration Fees	15,942	-	(10,637)	5,305	3
Pricing Fees	6,001	3,147	-	9,148	8
Exchange Listing Fees	5,001	6,230	-	11,231	8
Insurance Fees	4,570	1,551	-	6,121	8
Custody Fees	2,802	2,714	(4,393)	1,123	4
Transfer Agent Fees	1,302	91	(270)	1,123	5
Trustees Fees	1,011	2,099	-	3,110	7
Offering Fees	1,500	1,641	-	3,141	8
Registration Fees	2,230	-	-	2,230	8
Miscellaneous Fees	1,000	-	-	1,000	8
TOTAL EXPENSES	344,096	82,340	(113,382)	313,054
Advisory Fees Waived	(86,548)	(65,950)	41,509	(110,989)	6
Recoupment	1,475	-		1,475
Net Expenses	259,023	16,390	(71,873)	203,540	6

5

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

Statements of Operations
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined	Comments/ Assumptions
Net Investment Income (Loss)	(210,327)	(1,953)	71,873	(140,407)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	617,665	(53,984)		563,681	8
Net Unrealized Appreciation (Depreciation) on Investments	(1,463,596)	7,495		(1,456,101)	8
Net Realized and Unrealized Gain (Loss)	(845,931)	(46,489)		(892,420)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,056,258)	$(48,442)	$71,873	$(1,032,827)

Average Assets
	Acquired Fund	Acquiring Fund
As of 12-31-11	17,377,022.22	2,314,067.35

REORGANIZATION OF ACQUIRED FUND AND ACQUIRING FUND

ASSUMPTIONS MADE FOR “PRO-FORMA” FINANCIAL STATEMENTS

Beginning of Fiscal Year	January 1, 2011
Pro Forma Financial Statement Date	December 31, 2011

1. Advisory fee calculation combines the assets of both Funds to come up with the New Funds’ average net assets. The rate for the Acquiring Fund is used for the “Acquiring Fund Pro Forma Combined” column.

Combined Assets	$14,967,764.00
Acquiring Fund Advisory Fee	1.20%
$179,613.00

2. Professional fees are audit and legal combined. For the “Acquiring Fund Pro Forma Combined”, we made the following assumptions:

Audit:
Each Fund	$15,500.00
Multiply by 2 (Acquired Fund will need one more audit)	2	$31,000.00

Legal:
Acquired Fund Estimate	$9,075.00
Acquiring Fund Estimate	$7,700.00
Average		$8,388.00
Add: Legal Reorganization Fees	$23,500.00	$23,500.00
TOTAL:		$62,888.00

6

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

3. Accounting and Administration will use a combination of Acquired Fund and Acquiring Fund assets and the fee schedule for the Acquiring Fund.

Administration:
Combined Assets	$14,967,764.00
Rate	0.025%	$3,742.00

Accounting:
Monthly Minimum	$1,563.00	$1,563.00

TOTAL:		$5,305.00

4. Custody will use a combination of Acquired Fund and Acquiring Fund assets and the fee schedule for the Acquiring Fund.

Expenses:
Combined Assets	$14,967,764.00
Rate	0.0075%	$1,123.00

5. Transfer Agent will use a combination of Acquired Fund and Acquiring Fund assets and the fee schedule for the Acquiring Fund.

Expenses:
Combined Assets	$14,967,764.00
Rate	0.0075%	$1,123.00

6. Expense cap based on combination of Acquired Fund and Acquiring Fund assets and current cap for the Acquiring Fund:

Expenses:
Combined Assets	$14,967,764.00
Rate	1.35%	$202,065.00

Advisory Fee Waived:
Total Expenses with Waiver		$202,065.00
Total Expenses without Waiver		$313,054.00
Advisory Fee Waived		$110,989.00

7. Trustee Fee will be a combination of the both Funds. Although the Acquired Fund will not exist, the number of Funds will remain the same. The new Fund commences operations on May 24, 2012.

8. These income and expense items represent a total of accrued expenses for the Acquired Fund and the Acquiring Fund as of the date of the financials. Fees for the Acquired Fund will be absorbed by the Acquiring Fund.

7

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

Notes to the Pro Forma Financial Statements

Reorganization between AdvisorShares Dent Tactical ETF and AdvisorShares Meidell
Tactical Advantage ETF

For the Period ended December 31, 2011

(Unaudited)

NOTE 1 — General

AdvisorShares Trust (the ‘‘Trust’’) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares.

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’).

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of each of AdvisorShares Dent Tactical ETF (the “Acquired Fund”) to the AdvisorShares Meidell Tactical Advantage ETF (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as described elsewhere in this Combined Prospectus and Proxy Statement.

This transaction should qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund, nor the shareholders should recognize any gain or loss for federal income tax purposes. As a condition to this transaction, the Acquired Fund will receive an opinion from the law firm of Morgan, Lewis & Bockius, LLP to the effect that the transaction should be considered tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Acquired Fund.

The “Pro Forma Funds” as identified in these financial statements represent the combination of the Acquired Fund and the Acquiring Fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because its investment objectives/styles and fees and expense structures will remain intact going forward.

The exchange of assets of the Acquired Fund for the shares of the Acquiring Fund should be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Acquired Fund in exchange for shares of the Acquiring Funds at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on December 31, 2011. The unaudited pro forma Statements of Operations have been prepared as though the acquisition had been effective on December 31, 2010 to report operations for the twelve months ended December 31, 2011.

8

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

In preparing the Acquiring Fund’s statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

NOTE 2 — Pro Forma Adjustments

The Pro Forma adjustments below reflect the impact of the mergers.

1	To restate Advisory fees using the Acquiring Fund’s rates for the Pro Forma Funds at the combined average daily net assets of the Acquired Fund and Acquiring Fund.
2	To adjust for duplicated audit and legal fees.
3	To restate Accounting and Administration fees using the Acquiring Fund’s rates for the Pro Forma Funds at the combined average daily rate of the Acquired Fund and Acquiring Fund.
4	To restate Custody fees using the Acquiring Fund’s rates for the Pro Forma Funds at the combined average daily rate of the Acquired Fund and Acquiring Fund.
5	To restate Transfer Agent fees using the Acquiring Fund’s rates for the Pro Forma Funds at the combined average daily rate of the Acquired Fund and Acquiring Fund.
6	To restate fees waived using the Acquiring Fund’s rates for the Pro Forma Funds at the combined average daily net assets of the Acquired Fund and Acquiring Fund.

NOTE 3 — Investment Advisory and Other Transactions

Each Fund has entered into an Investment Advisory Agreement with AdvisorShares Investments, LLC (the ‘‘Advisor’’). The Advisor acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund. Pursuant to the Advisory Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and such fees do not include breakpoints. From time to time, the Advisor may waive all or a portion of its fee.

Sub-Advisory Agreements

The Fund’s investment sub-advisor provides investment advice and management services to each Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for monitoring each Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement (‘‘Investment Sub-Advisory Agreement’’) between the sub-advisor and the Advisor on behalf of each Fund, the Sub-Advisor receives an annual fee equal to the average daily net assets of each Fund.

For its management of the Acquired Fund, the Sub-Advisor receives a sub-advisory fee at an annual fee equal to the average daily net assets of the Acquired Fund as follows:

9

Pro Forma Financial Statements as of December 31, 2011 (Unaudited)

AUM Schedule Rate
$0 – $100,000,000	0.40%
$100,000,001 – $250,000,000	0.45%
$250,000,001 – $500,000,000	0.50%
$500,000,001 – $1,000,000,000	0.55%
$1,000,000,001+	0.60%

For its management of the Acquiring Fund, the Sub-Advisor receives a sub-advisory fee at an annual fee of 0.70% based on the average daily net assets of the Acquiring Fund.

NOTE 4 — Costs Associated with the Reorganizations

The Advisor and the Sub-Advisor and not the Acquired Fund or the Acquiring Fund will pay the expenses (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization directly related to the proposed Reorganization. Any brokerage expense incurred by the Acquired Fund prior to the Reorganization) directly related to the proposed Reorganization. Any brokerage expense incurred by the Acquired Fund prior to the Reorganization will be paid for by the Acquired fund and its shareholders. The estimated costs associated with the transaction is [$23,500].

10

 PART C

OTHER INFORMATION

Item 15.	Indemnification:

AdvisorShares Trust (the “Trust” or the “Registrant”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated as of July 30, 2007, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, as amended. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)   every person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to Article IX of the Declaration of Trust.

(ii)     as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)     who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)     in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A)     by the court or other body approving the settlement;

(B)     by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)     by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of Section 9.02 of the Declaration of Trust may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he is not entitled to indemnification under Section 9.02 of the Declaration of Trust; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under Section 9.02 of the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)(a)	Certificate of Trust dated July 30, 2007, as filed with the state of Delaware on August 1, 2007 for AdvisorShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-09-017027 on March 12, 2009.

(1)(b)	Registrant’s Agreement and Declaration of Trust dated July 30, 2007 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(2)	Registrant’s By-Laws dated July 30, 2007 are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement on Form N-14.

(5)	Reference is made to Article VII of the Registrant’s Declaration of Trust dated July 30, 2007, which has been incorporated herein by reference in Exhibit (1)(b) of this Registration Statement.

(6)(a)	Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-037333 on July 9, 2010.

(6)(b)	Amendment and revised Schedule A, effective as of November 16, 2011, to the Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC, is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(6)(c)	Investment Sub-Advisory Agreement dated June 2, 2009 between AdvisorShares Investments, LLC and H.S. Dent Investment Management LLC, relating to the Dent Tactical ETF, is incorporated herein by reference to Exhibit (d)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 2, 2009.

(6)(d)	Sub-Advisory Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc., relating to the Meidell Tactical Advantage ETF, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(6)(e)	Interim Investment Sub-Advisory Agreement dated May 21, 2012 between AdvisorShares Investments, LLC and American Retirement Planners, Inc., relating to the Dent Tactical ETF, is filed herewith.

(7)(a)	ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(7)(b)	Fifth Amendment and revised Exhibit A, dated August 30, 2011, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(8)	Not applicable.

(9)(a)	Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(9)(b)	Revised Schedule II, as last revised August 30, 2011, to the Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(9)(c)	Exchange Traded Fund Services Fee Schedule for Fund Custody, Fund Accounting, Fund Administration and Transfer Agency Services dated February 2009 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(10)(a)	Distribution Plan is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(10)(b)	Revised Schedule A to the Distribution Plan is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued, is filed herewith.

(12)	Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters, is filed herewith.

(13)(a)	Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(13)(b)	Revised Exhibit A, as last revised August 30, 2011, to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(13)(c)	Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(13)(d)	Revised Appendix I, as last revised August 30, 2011, to the Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(13)(e)	Exchange Traded Fund Services Fee Schedule for Fund Custody, Fund Accounting, Fund Administration and Transfer Agency Services dated February 2009 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(13)(f)	Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(13)(g)	Expense Limitation Agreement dated June 2, 2009 between AdvisorShares Investments, LLC and H.S. Dent Investment Management, LLC, relating to the Dent Tactical ETF, is incorporated herein by reference to Exhibit (d)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 2, 2009.

(13)(h)	Expense Limitation Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc., relating to the Meidell Tactical Advantage ETF, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR accession No. 0001144204-11-014960 on March 15, 2011.

(13)(g)	Interim Expense Limitation Agreement dated May 21, 2012 between AdvisorShares Investments, LLC and American Retirement Planners, Inc., relating to the Dent Tactical ETF, is filed herewith.

(14)	Consent of independent registered public accountant, Tait, Weller & Baker LLP is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney dated May 2012 for Elizabeth Piper/Bach, William G. McVay and Dan Ahrens, are filed herewith.

(17)(a)	Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(17)(b)	Code of Ethics of AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(17)(c)	Code of Ethics of H.S. Dent Investment Management, LLC is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(17)(d)	Code of Ethics of American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(17)(e)	Prospectus and Statement of Additional Information dated June 6, 2011, with respect to the Meidell Tactical Advantage ETF, is incorporated herein by reference to the Registrant’s filing pursuant to Rule 497 (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-034119 on June 6, 2011.

(17)(f)	Semi-Annual Report dated December 31, 2011, with respect to the Dent Tactical ETF and Meidell Tactical Advantage ETF, is incorporated herein by reference to the Registrant’s Form N-CSRS filing, as filed with the SEC via EDGAR Accession No. 0001144204-12-013452 on March 7, 2012.

(17)(g)	Annual Report dated June 30, 2011, with respect to the Dent Tactical ETF and Meidell Tactical Advantage ETF, is incorporated herein by reference to the Registrant’s N-CSR filing, as filed with the SEC via EDGAR Accession No. 0001144204-11-051819 on September 8, 2011.

Item 17.	Undertakings:

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Signatures

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Bethesda, State of Maryland, on this 13th day of June, 2012.

AdvisorShares Trust

/s/ Noah Hamman
Noah Hamman
Chairman of the Board of Trustees,
Chief Executive Officer, Principal
Financial Officer and President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Noah Hamman	Chairman of the Board of Trustees,	June 13, 2012
Noah Hamman	Chief Executive Officer,
Principal Financial Officer and
President

*	Trustee	June 13, 2012
Elizabeth Piper/Bach

*	Trustee	June 13, 2012
William G. McVay

*	Secretary, Chief Compliance	June 13, 2012
Dan Ahrens	Officer and Treasurer

/s/ Noah Hamman
* Noah Hamman, Power of Attorney

EXHIBIT INDEX

Exhibit Number	Exhibit

EX-99.6E	Interim Investment Sub-Advisory Agreement between AdvisorShares Investments, LLC and American Retirement Planners, Inc.

EX-99.11	Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued

EX-99.12	Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding certain tax matters

EX-99.13G	Interim Expense Limitation Agreement between AdvisorShares Investments, LLC and American Retirement Planners, Inc.

EX-99.14	Consent of Tait, Weller & Baker LLP

EX-99.16	Powers of Attorney dated May 2012 for Noah Hamman, Elizabeth Piper/Bach, William G. McVay and Dan Ahrens

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